
Cummins

Cummins to Acquire Meritor

February 22, 2022

Cautionary Language Regarding Forward-Looking

This presentation contains certain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 related to the proposed transaction between Cummins and Meritor, including statements regarding the benefits and the timing of the transaction as well as statements regarding the companies' products and markets. Forward-looking statements are typically identified by words or phrases such as "expects," "anticipates," "believes," "estimates," "intends," "plans to," "ought," "could," "will," "should," "likely," "appears," "projects," "seeks," "forecasts," "outlook," "may" and similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which we refer to as "future factors," which are difficult to predict. Actual outcomes and results may differ materially from those expressed or projected in such forward-looking statements. Such risks and uncertainties include, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between the parties to the proposed transaction; the failure to obtain the approval of Meritor's shareholders; the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; risks related to disruption of management's attention from ongoing business operations due to the transaction; the effect of the announcement of the transaction on Cummins' and Meritor's ability to retain and hire key personnel, to maintain relationships with customers, suppliers and others with whom Meritor and Cummins do business, or on the companies' respective operating results and businesses generally; the ability to meet expectations regarding the timing and completion of the transaction; the duration and severity of the COVID-19 pandemic and its effects on public health, the global economy, and financial markets, as well as Meritor and Cummins' industries, customers, operations, workforce, supply chains, distribution systems and demand for their respective products; reliance on major OEM customers and possible negative outcomes from contract negotiations with major customers, including failure to negotiate acceptable terms in contract renewal negotiations and the ability to obtain new customers; the outcome of actual and potential product liability, warranty and recall claims; technological changes in Meritor's and Cummins' industries as a result of the trends toward electrified drivetrains and the integration of advanced electronics and the impact on the demand for products and services; labor relations of the respective companies, suppliers and customers, including potential disruptions in supply of parts to facilities or demand for products due to work stoppages; possible adverse effects of any future suspension of normal trade credit terms by suppliers; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of Meritor's and Cummins' debt; the ability to continue to comply with covenants in Meritor's and Cummins' financing agreements; the companies' ability to access capital markets; credit ratings of Meritor's and Cummins' debt; the outcome of existing and any future legal proceedings, including any proceedings or related liabilities with respect to environmental, asbestos-related, or other matters; possible changes in accounting rules; and the other risks listed from time to time in Meritor's and Cummins' filings with the SEC and other substantial costs, risks and uncertainties, including but not limited to those detailed in Meritor's Annual Report on Form 10-K for the year ended October 3, 2021 and Cummins' Annual Report on Form 10-K for the year ended December 31, 2021 and from time to time in other filings of Meritor and Cummins with the SEC. These forward-looking statements are made only as of the date hereof, and neither Meritor nor Cummins undertakes any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

Additional Information About the Merger and Where to Find It

This release relates to the proposed transaction involving Meritor and Cummins. This release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the proposed transaction, Meritor will file relevant materials with the SEC, including a proxy statement on Schedule 14A (the "Proxy Statement"). This release is not a substitute for the Proxy Statement or any other document that Meritor may file with the SEC or send to its shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF MERITOR ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC's website, www.sec.gov, or by visiting Meritor's investor relations website, https://investors.meritor.com/.

Meritor is an Industry Leader in Drivetrain Systems

Company Overview

- A 110-year history and strong brand reputation as a global supplier of broad range of powertrain integrated systems, modules and components to OEMs and the aftermarket for commercial vehicle ("CV"), transportation and industrial sectors
- Serving a range of end markets including commercial truck, trailer, bus, defense, and construction
- Headquartered in Troy, Michigan, with 9,600 team members working in 19 countries

CY2021 Revenue Breakdown

By Segment


Industrial & Aftermarket 25%
Commercial Truck 75%

By Geography


Other 19%
Europe 21%
North America 60%

Revenue: $3.9Bn

Key Product Categories

Axles



Single Drive Axle



Tandem Drive Axle

Brakes



Disc Brakes



Drum Brakes

Electric Vehicle Systems



ePowertrain



Power Controls and Accessories

Strong Strategic Rationale for Transaction

- ✓ Adds a **global leader in axle and brake technology** to CMI's portfolio
- ✓ **Right time to pursue combination**, with complementary technology and capabilities to address one of the most challenging technology transitions of our age: developing economically viable zero carbon solutions for CV and industrial applications
- ✓ Positions Cummins as one of the very few global companies able to provide a range of integrated powertrain solutions across internal combustion engine and electric power applications
- ✓ Ability for Cummins to further **accelerate Meritor's electrification strategy in partnership with New Power**
- ✓ **Improved operating efficiencies** and better **customer experience** by utilizing Cummins' sales and service network and global footprint

Cummins + MERITOR





Combined Portfolio Creates an Attractive Platform to Deliver Optimized Powertrain Solutions

Combined Portfolio Creates an Attractive Platform to Deliver Optimized Powertrain Solutions

Complementary Products Across the Traditional Powertrain

Combined Portfolio	Cummins	Meritor
	1 Engine	3 Brakes
	2 Transmission	4 Axles



1
2
3
4

Axles and Brakes are Sustainable Content, Agnostic to Propulsion Type



Internal Combustion Engine
Battery Electric Vehicle
Fuel Cell Electric Vehicle
Power transfer
Energy conversion
Energy storage
Axle
Brakes
Transmission
Fuel tank
Gearbox
Motor
Inverter
Battery
Integrated eAxle
DC-DC
Fuel Cell
Hydrogen tank

Meritor content | Designed content | Cummins content

Summary Transaction Terms

Purchase Price	• Offer price of $36.50 in cash per Meritor share, implying a total enterprise value of $3.7Bn including assumed debt and net of acquired cash • Implies a FY2022E EBITDA [1] transaction multiple of ~5.9x including run-rate synergies (~7.4x excl. synergies)
Synergy Opportunities	• Annual run rate synergies of $130MM achievable by year 3 from SG&A, supply chain and footprint optimization • Expected one-time cost to achieve of $70MM
Financing	• All-cash consideration to be financed by a combination of CMI cash on balance sheet and debt • Continue to remain committed to maintaining the company's strong credit ratings
Financial Impact	• Immediately accretive to Adj. EPS [2] and expect double digit % ROIC [3] by year 2 • Estimated Pro forma Net Debt / Capital below 30% at close
Timing	• Expect closing by the end of calendar year 2022 • The transaction is subject to approval by Meritor shareholders, regulatory approvals and customary closing conditions

1. FY2022E based on Meritor's EBITDA guidance for the year ending 9/30/2022
2. EPS adjusted to exclude impacts of transaction costs and purchase accounting
3. ROIC calculated excluding amortization